UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of the earliest event reported): November 16, 2007

                                  Aspyra, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

    California                       0-12551                    95-3353465
  (State or Other                  (Commission                 (IRS Employer
  Jurisdiction of                  File Number)             Identification No.)
  Incorporation)

                               26115-A Mureau Road
                               Calabasas, CA 91302
               (Address of Principal Executive Offices) (Zip Code)

                                 (818) 880-6700
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

         On November 16, 2007, Aspyra, Inc. issued a press release announcing its operating and financial results for the third fiscal quarter ended September 30, 2007. A copy of the Press Release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01         Financial Statements and Exhibits.


         (c) Exhibits.

Exhibit
Number                          Description of Exhibit
----------  --------------------------------------------------------------------

  99.1      Aspyra, Inc. Press Release issued November 16, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


November 16, 2007                       Aspyra, Inc.

                                           /s/ Anahita Villafane
                                        ----------------------------------------
                                           Anahita Villafane
                                           Chief Financial Officer and Secretary

                                  EXHIBIT INDEX

Exhibit
Number                          Description of Exhibit
----------  --------------------------------------------------------------------

  99.1      Aspyra, Inc. Press Release issued November 16, 2007.